UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 9, 2006

                           SEARS HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                      000-51217                  20-1920798
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   (State or other jurisdiction of    (Commission              (IRS Employer
      incorporation)                  File Number)          Identification No.)


       3333 Beverly Road, Hoffman Estates, Illinois                 60179
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  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (847) 286-2500

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))

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ITEM 8.01     OTHER EVENTS

         On February 9, 2006, Sears Holdings Corporation issued a press release announcing that it was mailing on that day its offer to acquire any and all of the outstanding common shares of Sears Canada Inc., other than those already held by Sears Holdings and its affiliates, for C$16.86 per share in cash. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS

      (C)    EXHIBITS

      EXHIBIT NO.          DESCRIPTION

      Exhibit 99.1    Press Release dated February 9, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SEARS HOLDINGS CORPORATION
Date:  February 14, 2006

                                           By: /s/ William K. Phelan
                                               ---------------------------------
                                           Name:   William K. Phelan
                                           Title:  Vice President and Controller




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                                  EXHIBIT INDEX

        EXHIBIT NO.           DESCRIPTION

        Exhibit 99.1    Press Release dated February 9, 2006.